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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): June 29, 1999



                               pcOrder.com, Inc.
             (Exact name of Registrant as Specified in its Charter)



          Delaware                        0-25447                 74-2720849
(State or Other Jurisdiction       (Commission File No.)        (IRS Employer
      of Incorporation)                                      Identification No.)


       5001 Plaza on the Lake Austin, Texas                  78746
     (Address of Principal Executive Offices)              (Zip Code)


                                (512)  684-1100
              (Registrant's Telephone Number, Including Area Code)

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                      INFORMATION TO BE INCLUDED IN REPORT

Item 5.   Other Event.

     pcOrder.com, Inc., a Delaware corporation, announced that it entered into a joint alliance with Compaq Computer Corporation. A copy of the press release is attached hereto as Exhibit 99.


Item 7.  Exhibits.

     99.  Press Release, dated June 29, 1999.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      pcOrder.com, Inc.



                                        /s/ James J. Luttenbacher
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                                        James J. Luttenbacher
                                        Chief Financial Officer

Date:  June 29, 1999